UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2014
AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

American Axle & Manufacturing Holdings, Inc. (“AAM” or the “Company”) plans to offer a voluntary one-time lump sum cash payment option to certain eligible terminated vested participants in our U.S. pension plans that, if accepted, would settle our pension obligations to them (“AAM Pension Payout Offer”). We expect that the lump sum settlements, which will be paid from plan assets, will reduce our liabilities and administrative costs.
The AAM Pension Payout Offer will be open from October 2, 2014 through November 12, 2014 to approximately 6,000 of the Company's 14,000 total U.S. pension plan participants. In addition to the lump sum cash payment option, the AAM Pension Payout Offer will allow participants to commence payment of their monthly benefits early.
The one-time lump sum cash payments will be made in December 2014. As a result, we expect to incur a non-cash charge in the fourth quarter of 2014. The amount of this non-cash charge will be based upon participation rates, the value of plan assets and discount rates at December 31, 2014.

Cautionary Statements
In this Form 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement. Please refer to our most recent annual report on Form 10-K and periodic reports on Form 10-Q regarding our risk factors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	September 22, 2014	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)